Exhibit 10.14

                          CONSENT TO SUBLEASE AGREEMENT

         THIS CONSENT TO SUBLEASE AGREEMENT ("Agreement") is made effective as of March 19, 2004 ("Effective Date") by and among Pomerado Leasing No. 3 a California Limited Partnership ("MASTER LESSOR"), Milspering, Inc. DBA American Medical Wholesale ("SUBLESSOR"), N/A ("GUARANTOR"), and AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC. ("SUBTENANT") and is made with reference to the following facts, which are a material part of this Agreement:

         A. MASTER LESSOR and SUBLESSOR are parties to that certain Standard Industrial/Commercial Single-Tenant Lease-Net dated March 14, 2003, including the Addendum to Lease ("Addendum") dated March 14, 2003 ("Master Lease") pursuant to which MASTER LESSOR has leased to SUBLESSOR the property located at 13250 Gregg Street #A, Poway, CA 92064 ("Premises"). Any words or phrases defined in the Master Lease shall have the same meaning and effect when used in this Agreement, unless otherwise expressly provided in this Agreement.

         B. Pursuant to the terms of the Master Lease, SUBLESSOR and GUARANTOR have requested MASTER LESSOR's consent to that certain Sublease dated March 15, 2004 between SUBLESSOR and SUBTENANT, a copy of which is annexed to this Agreement as EXHIBIT "1" ("Sublease"), which provides for SUBLESSOR's subletting the Premises to SUBTENANT.

         C. MASTER LESSOR is willing to consent to the Sublease in strict accordance with the terms and conditions set forth in this Agreement, provided that MASTER LESSOR by entering into this Agreement with SUBLESSOR, GUARANTOR and SUBTENANT is not becoming a party to the Sublease.

         IT IS THEREFORE AGREED, in consideration for the covenants, representations and agreements of the parties set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by all parties, as follows:

         1. MASTER LESSOR's Consent. MASTER LESSOR hereby consents to the Sublease; provided however and notwithstanding anything contained in the Sublease to the contrary, such consent is granted by MASTER LESSOR only upon the terms and conditions set forth in this Agreement. The Sublease is subject and subordinate to the Master Lease. MASTER LESSOR shall not be bound by any of the terms, covenants, conditions, provisions or agreements of the Sublease, including, without limitation, any provisions that may be inconsistent with the terms of this Agreement or the Master Lease, including, without limitation, any provisions providing for (a) a term of the Sublease extending beyond the Term of the Master Lease, (b) any right to renew or extend the term of the Sublease for a period extending beyond the Term of the Master Lease, or (c) the transfer of any rights or benefits under the Master Lease that expressly provide that they are personal to SUBLESSOR or not transferable. The Sublease shall terminate upon any termination of the Master Lease, subject to the right of MASTER LESSOR, in its sole discretion, to require SUBTENANT to attorn to MASTER LESSOR to the extent provided in the Master Lease. MASTER LESSOR shall not have any duty or obligation to inspect or review the terms and conditions of the Sublease and/or advise or notify SUBTENANT of any such terms or conditions that are inconsistent with the provisions of the Master Lease. MASTER LESSOR, by giving its consent, shall not be deemed to have made any representation or warranty whatsoever for the benefit of the SUBTENANT with respect to the condition of the Premises, its suitability for SUBTENANT's proposed use and/or with respect to any other matters concerning or relating to the Master Lease or the Premises.

         2. Non-Release of SUBLESSOR. Neither the Sublease nor this Agreement shall release or discharge SUBLESSOR from any liability, whether past, present or future, under or with respect to the Master Lease nor alter the primary liability of the SUBLESSOR to pay the Rent and perform and comply with all of the obligations of SUBLESSOR to be performed under the Master Lease. Neither MASTER LESSOR's acceptance of rent or any other sum due under the Master Lease directly from SUBTENANT nor the acceptance of performance by SUBTENANT of any other term, covenant, or condition of the Master Lease shall be deemed to be a waiver of any of the provisions of the Master Lease, a consent to any further subletting or assignment of the Premises or a waiver of any Default of SUBLESSOR under the Master Lease.

                  2.1 Waiver of Statutory Rights. To the extent that SUBLESSOR may contend that it is a surety or guarantor of the obligations of SUBTENANT in contravention of the provisions of this section providing for SUBLESSOR's continuing primary liability, SUBLESSOR freely, voluntarily and unconditionally waives and releases any and all defenses of a surety or guarantor, including, without limitation, rights, defenses or benefits which might otherwise be available to any surety or guarantor under Sections 2787 through 2855, inclusive, 2899 and 3433 of the California Civil Code and any other or successor sections of the Civil Code and other California Codes providing protections for a surety or a guarantor.

                  2.2 Waiver of Subrogation/Election of Remedies. Until all the covenants and conditions in the Master Lease on SUBLESSOR's part to be performed and observed, are fully performed and observed, SUBLESSOR (a) shall have no right of subrogation against SUBTENANT by reason of any payments or acts of performance by SUBLESSOR under the Master Lease that would otherwise be the responsibility of SUBTENANT to perform in accordance with the Sublease, and (b) subordinates any liability or indebtedness of SUBTENANT now or hereafter held by SUBLESSOR to the obligations of SUBLESSOR to MASTER LESSOR under the Master Lease. SUBLESSOR waives all rights and defenses arising out of an election of remedies by MASTER LESSOR, even though that election of remedies has destroyed or diminished SUBLESSOR's rights of subrogation and reimbursement against SUBTENANT.

         3. Non-Release of GUARANTOR. Neither the Sublease nor this Agreement shall release or discharge GUARANTOR from any liability, whether past, present or future, under or with respect to that certain Guaranty of Lease dated N/A ("Guaranty") whereby GUARANTOR has guaranteed the full and faithful performance of the Master Lease nor alter the primary liability of the GUARANTOR under the Guaranty. The Guaranty shall remain in full force and effect in accordance with its terms. Neither MASTER LESSOR's acceptance of rent or any other sum due under the Master Lease directly from SUBTENANT nor the acceptance of performance by SUBTENANT of any other term, covenant, or condition of the Master Lease shall be deemed to be a waiver of any of the provisions of the Guaranty, a consent to any further subletting or assignment of the Premises or a waiver of any Default of SUBLESSOR under the Master Lease.

         4. SUBTENANT's Financial Condition. SUBLESSOR and GUARANTOR represent and acknowledge that SUBLESSOR and GUARANTOR are relying upon their own knowledge of and are fully informed with respect to SUBTENANT's financial condition. SUBLESSOR and GUARANTOR assume full responsibility for keeping fully informed of the financial condition of the SUBTENANT and all other circumstances affecting the SUBTENANT's ability to perform its obligations under the Sublease, and irrevocably agrees that MASTER LESSOR will have no duty at any time to investigate or disclose whatsoever to SUBLESSOR or GUARANTOR any information that MASTER LESSOR receives about the SUBTENANT's financial condition or any circumstances bearing on the SUBTENANT's ability to perform all or any portion of the Sublease obligations, regardless of whether MASTER LESSOR has reason to believe that any such facts materially increase the risk beyond that which SUBLESSOR or GUARANTOR intend to assume or has reason to believe that such facts are unknown to SUBLESSOR or GUARANTOR or have had a reasonable opportunity to communicate such facts to SUBLESSOR or GURANTOR.

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

         5. Not Party to Sublease. Nothing in this Agreement nor MASTER LESSOR's giving its consent to the Sublease as provided in this Agreement shall be construed or applied to make MASTER LESSOR a party to the Sublease and, except as otherwise expressly provided in the Master Lease and/or this Agreement, no contractual relationship shall exist between MASTER LESSOR and SUBTENANT notwithstanding that MASTER LESSOR may have the right under the Master Lease to elect to enforce the terms of the Sublease against SUBTENANT, including requiring payment of the rent due under the Sublease directly to MASTER LESSOR as provided in Paragraph 12.3 of the Master Lease.

         6. Hazardous Materials Representation and Indemnity. As a material inducement to MASTER LESSOR to give its consent to the Sublease, SUBTENANT has executed and delivered to MASTER LESSOR a Hazardous Materials Questionnaire in the form as set forth in EXHIBIT "2" annexed to this Agreement. SUBTENANT and SUBLESSOR represent, warrant and agree that (a) SUBTENANT shall not use or otherwise engage in any activity upon the Premises that would constitute a Reportable Use as defined in Paragraph 6.2(a) of the Master Lease or otherwise significantly increase the risk of and/or potential severity of contamination of Hazardous Substances, without LESSOR's prior written consent, in its sole discretion, including, without limitation, engaging in any business primarily involving the transport, storage, processing, packaging or manufacture of Hazardous Substances, (b) SUBTENANT's responses to the Hazardous Materials Questionnaire are true and correct and do not omit to state any fact which would make such responses materially misleading or inaccurate, and (c) each agrees to indemnify, defend and hold harmless MASTER LESSOR from any loss, damage, cost or expense (including reasonable attorneys' fees and legal expenses) suffered or incurred on account of the breach of or inaccuracy of the preceding representations, warranties and agreements.

         7. Reimbursement of Expenses. SUBLESSOR and SUBTENANT each acknowledge that MASTER LESSOR is entitled, pursuant to Paragraph 36 of the Master Lease, to reimbursement for costs and expenses incurred by it in connection with the request for consent to the Sublease, including, without limitation, reimbursement for attorneys' fees and legal expenses incurred in the negotiation and preparation of this Agreement. The consent of MASTER LESSOR granted in this Agreement is being given subject to the condition that SUBLESSOR and SUBTENANT reimburse MASTER LESSOR for such expenses within ten (10) days from delivery of an invoice evidencing such expenses and the failure of SUBTENANT or SUBLESSOR to make payment within such ten (10) day period shall cause MASTER LESSOR's consent to be rescinded in which event this Agreement shall be deemed cancelled and of no further force or effect.

         8. Acknowledgment. MASTER LESSOR acknowledges and agrees that MASTER LESSOR does not have actual knowledge of the occurrence of any material Default or Breach under the Master Lease by SUBLESSOR as of the Effective Date. SUBLESSOR acknowledges, represents and agrees that SUBLESSOR does not know of any Default or Breach under the Master Lease by MASTER LESSOR.

         9. Consideration for Sublease. SUBLESSOR and SUBTENANT represent and warrant that there are no additional payments of rent or any other consideration of any type payable by SUBTENANT to SUBLESSOR with regard to the Premises other than as disclosed in the Sublease. SUBLESSOR represents and warrants that the Sublease is a true and correct copy of the actual agreement between SUBLESSOR and SUBTENANT.

         10. Brokerage Commission. SUBLESSOR and SUBTENANT covenant and agree that under no circumstances shall MASTER LESSOR be liable for any brokerage commission or other charge or expense in connection with the Sublease and SUBLESSOR and SUBTENANT agree to protect, defend, indemnify and hold MASTER LESSOR harmless from the same and from any cost or expense (including but not limited to attorneys' fees) incurred by MASTER LESSOR in resisting any claim for such brokerage commission.

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

         11. Controlling Law. The terms and provisions of this Agreement shall be construed in accordance with and governed by the laws of the State of California.

         12. Binding Effect. Subject to any limitations provided in the Master Lease or this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors and assigns. As used herein, the singular number includes the plural and the masculine gender includes the feminine and neuter.

         13. Captions. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

         14. Attorneys' Fees and Legal Expenses. In the event of any action or proceeding to enforce or interpret this Agreement or otherwise arising out of the transaction which is the subject of this Agreement, the prevailing party shall be entitled to recover, in addition to all other remedies and relief, reasonable attorneys' fees and legal expenses and costs, including expert witness fees, whether or not such action or proceeding is prosecuted to judgment, including attorneys' fees and legal expenses and costs incurred in connection with any post-judgment motions or proceedings for the enforcement of any judgment, appellate proceedings, and/or bankruptcy litigation.

         15. Integration; Modification; Waiver. This Agreement, together with any other agreements, exhibits, or documents expressly referred to in this Agreement, constitutes the complete and final expression of the agreement of the parties relating to the subject of this Agreement and supersedes all previous contracts, agreements, representations, and understandings, either oral or written. This Agreement cannot be modified or amended, or any of the terms hereof waived, except by an instrument in writing (referring specifically to this Agreement) executed by the party against whom enforcement of the modification or waiver is sought.

         16. Agreement in Counterparts. This Agreement, or any amendment thereto, may be executed in multiple counterparts, each of which shall be deemed an original Agreement, and all of which shall constitute one (1) Agreement, by each of the parties hereto on the dates respectively indicated below notwithstanding that all of the Parties are not signatories to the original or the same counterpart, to be effective as of the date provided in this Agreement.

         17. Facsimile Transmissions. A facsimile transmission of the executed signature page from this Agreement, or any other documents to be delivered in accordance with this Agreement, shall constitute due and proper execution of such document, and each party making such facsimile delivery agrees to also deliver a copy of such document bearing the original signature of such party no later than three (3) days following the date of the facsimile transmission.

         18. Validity. Should any portion of this Agreement be declared invalid and unenforceable, then such portion shall be deemed to be severable from this Agreement and shall not affect the remainder of this Agreement.

         19. Authority of Signatory. Each of the individuals executing this Agreement where designated below on behalf of any corporation, partnership, limited liability company, or trust, represents and warrants, by so executing this Agreement, that he or she has the legal authority and capacity to execute this Agreement so that it becomes a contract binding upon such corporation, partnership, limited liability company, or trust and agrees to indemnify, hold harmless, and defend the parties from any loss, damage, cost, or expense (including reasonable attorneys' fees) suffered or incurred as a result of the breach or inaccuracy of such representation and warranty.

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

         20. Indemnification. Whenever in this Agreement, a party is obligated to indemnify, defend and hold harmless another party, such obligation to provide indemnification specifically includes, but is not limited to, the obligation to pay reasonable attorneys' fees and other legal expenses on a continuing basis and upon submission of invoices from legal counsel reasonably retained by the party entitled to indemnification as and when such attorneys' fees and legal expenses are incurred, and any dispute concerning the reasonableness of such attorneys' fees and legal expenses shall be deferred and resolved upon the conclusion of the applicable action or proceeding.

         IN WITNESS WHEREOF, the parties have executed this Agreement to be binding as of the Effective Date first set forth above.

                                      "MASTER LESSOR"

                                      _________________________________________

                                      By:______________________________________
                                                       Signature


                                      _________________________________________
                                                    Print Name/Title

                                      By:______________________________________
                                                        Signature

                                      _________________________________________
                                                    Print Name/Title



                       [Signatures continued on next page]





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

"SUBLESSOR"


By:____________________________________
               [Signature]

  _______________________________________
           [Print Name/Title]

By:____________________________________
               [Signature]

  _______________________________________
           [Print Name/Title]



"GUARANTOR"


By:____________________________________
               [Signature]

  _______________________________________
           [Print Name/Title]

By:____________________________________
               [Signature]


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


  _______________________________________
       [Print Name/Title] "SUBTENANT"


By:____________________________________
               [Signature]

  _______________________________________
           [Print Name/Title]


By:____________________________________
               [Signature]

  _______________________________________
           [Print Name/Title]

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